SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 19, 2000

                              U.S. ELECTRICAR, INC.
               (Exact Name of Registrant as Specified in Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

             0-25184                                 95-3056150
    (Commission File Number)              (IRS Employer Identification No.)


         19850 South Magellan Drive
         Torrance, California                               90502
        (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (310) 527-2800

                                 Not Applicable
          (Former name or former address, if Changed Since Last Report)

         Item 8.  Change in Fiscal Year.


         On January 19, 2000 the Board of Directors of the Company adopted a resolution to change the fiscal year end of the Company from July 31st to December 31st commencing with the fiscal year ended December 31, 1999. The Company will file a Report on Form 10-K covering the transition period from August 1, 1999 to December 31, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 20, 2000

                                            U.S. ELECTRICAR, INC.


                                            By: /s/ Carl D. Perry
                                                -----------------
                                                 Name: Carl D. Perry
                                                 Title:  Chief Executive Officer


                                       3